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                                         EXHIBIT 10.2



                          June 1, 1999


BY FEDERAL EXPRESS
United Companies Financial Corporation
4041 Essen Lane
Baton Rouge, Louisiana  70809
Attn:  Deborah Hicks Midanek
       Chief Executive Officer

     Re:  Supplementary Agreement Relating to Prorations and
          Certain Other Matters

Dear Ms. Midanek:

          In connection with the sale of certain assets by United Companies Financial Corporation, United Companies Lending Corporationr and United Companies Lending Group, Inc. (collectively, "Sellers") to Aegis Mortgage Corporation ("Purchaser") under that certain Asset Purchase Agreement dated April 26, 1999, by and among Sellers, Purchaser and certain other parties ("Asset Purchase Agreement"), this letter sets forth the supplementary agreement ("Agreement") among the Parties with respect to certain amounts to be paid by Purchaser to Sellers under Section 7.12(f) of the Asset Purchase Agreement, certain amounts to be prorated or otherwise allocated between Sellers and Purchaser in accordance with Sections 2.4, 7.13, 7.15 and 7.16 of the Asset Purchase Agreement, revisions to Section 2.5, 7.7 and
7.12 of the Asset Purchase Agreement and the removal of UCR as a Party to the Asset Purchase Agreement. Initially capitalized terms used and not defined in this Agreement have the meanings given such terms in the Asset Purchase Agreement.

          1. No later than the close of business on May 28, 1999, Sellers shall deliver to Purchaser an invoice, with supporting documentation (including a copy of the appropriate provisions of Sellers' warehouse lending agreement specifying Sellers' cost of funds), for the amount of interest due through May 27, 1999, under Section 7.12(f) of the Asset Purchase Agreement and, no later than June 1, 1999, Purchaser shall review the invoice, and supporting documentation, and advise Sellers whether Purchaser agrees with Sellers' calculation of the amount due. No later than June 4, 1999, Seller shall deliver to Purchaser an invoice, with supporting documentation (including a copy of the appropriate provisions of Sellers' warehouse lending agreement specifying Sellers' cost of funds), for the amount of interest due from and after May 27, 1999, under Section 7.12(f) of the Asset Purchase Agreement and, no later than June 8, 1999, Purchaser shall review the invoice, and supporting documentation, and advise Sellers whether Purchaser agrees with Sellers' calculation of the amount due. If Purchaser disagrees with either such calculation, Purchaser and Sellers shall work together in good faith, and provide each other with such information as is reasonably necessary to support its position, to reach agreement as soon as possible on the amount due.
Subject to Purchaser and Sellers reaching agreement on the amount due, Purchaser shall pay amounts due through May 27, 1999, under
Section 7.12(f) at the time of the Closing and Purchaser shall pay amounts due after May 27, 1999, under Section 7.12(f) on or prior to June 9, 1999; provided, however, that in the event of a



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Ms. Midanek
June 1, 1999
Page 2

dispute between Purchaser and Seller with respect to such amounts due, then pending the resolution of such dispute as set forth herein, Purchaser shall promptly pay all amounts due with respect to which Purchaser and Seller agree.

          2. On or before May 31, 1999, Sellers shall prepare checks necessary to pay all amounts due on or prior to June 1, 1999 under the Assumed Leases. On or before May 25, 1999, Sellers shall invoice Purchaser for the aggregate amount of such checks and provide Purchaser with supporting documentation (such as invoices, bills or other evidence of the amount due and to be paid by Sellers). Sellers shall certify to Purchaser in an officer's certificate as to the payments (including amounts) that will be made and that, on the day on which Sellers receive payment for a check, that check will be deposited in the U.S. Mail addressed as necessary so as to be delivered to the payee on the check. Purchaser shall review such invoices and supporting documentation and, no later than the day prior to the Closing, advise Sellers whether Purchaser agrees with Sellers' calculation of the amount due. If Purchaser disagrees with such calculation, Purchaser and Sellers shall work together in good faith, and provide each other with such information as is reasonably necessary to support its position, to reach agreement as soon as possible on the amount due. Subject to Purchaser and Sellers reaching agreement on the amount due, Purchaser shall pay the amount due under this paragraph 2 at the time of the Closing.

          3. Expenses to be prorated or allocated between Sellers and Purchaser under Sections 2.4, 7.13, 7.15 and 7.16 of the Asset Purchase Agreement, and which are not addressed in paragraph 2 above or identified on the Closing Statement as paid at the time of the Closing, shall be paid by the party owing the prorated or allocated amount to the party entitled to receive the prorated or allocated amount on a monthly basis after the Closing, with the party paying such bills (the "Paying Party") delivering to the party obligated to reimburse such payments (the "Reimbursing Party"), no later than the 10th day of the month following the month in which such disbursement was made, an invoice with supporting documentation sufficient to allow the Reimbursing Party to determine the amounts due to and paid by the Paying Party. The Reimbursing Party shall review such invoices and documentation and, as soon as practicable, but in any event no later than the 15th day of such month, advise the Paying Party whether the Reimbursing Party agrees with the Paying Party's calculation of the amount due by the Reimbursing Party. If the Reimbursing Party disagrees with such calculation, the Paying Party and the Reimbursing Party shall work together in good faith, and provide each other with such information as is reasonably necessary to support its position, to reach agreement as soon as possible on the amount due; provided, however, that with respect to the amounts not disputed by the Reimbursing Party, the Reimbursing Party shall pay the Paying Party such amounts as soon as possible, pursuant to the provisions of the immediately succeeding sentence. Once the Paying Party and the Reimbursing Party have agreed on the amount due, the Reimbursing Party shall pay such amount. Subject to the Reimbursing Party and the Paying Party reaching agreement on the amount due, it is the intent that amounts due under this paragraph 3 will be paid on or before the 20th day of the month in which the invoice was received by the Reimbursing Party.

          4.   The cost of segregating the management
information services equipment and facilities pursuant to Section 7.13 of the Asset Purchase Agreement has been calculated (as set forth on Attachment 1 hereto) to be $90,164.90. The monthly fee to be paid by Purchaser to


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Ms. Midanek
June 1, 1999
Page 3


Sellers under Section 7.15 of the Asset Purchase Agreement for monthly data processing support shall be $11,190, as detailed on Schedule 1 to Attachment 1 hereto. The
MIS Transition Date is expected to be May 31, 1999. Notwithstanding this, Sellers shall, if requested by Purchaser, provide Purchaser with programming support and time for such support shall be billed at the rates set forth on Schedule 1 to Attachment 1 hereto. The employees whose time will be shared pursuant to Section 7.16 of the Asset Purchase Agreement by Purchaser, on the one hand, and Sellers, on the other hand, and the time periods during which such persons time will be shared, are listed on Attachment 2 hereto. Both of the employees listed on Attachment 2 hereto will be hired by Purchaser immediately after the Closing. Accordingly, notwithstanding the last sentence of Attachment 1 hereto, Sellers shall reimburse Purchaser for one-half of the costs of Mr. Hamachek through June 15, 1999, and Sellers shall pay the costs for Ms. Paul through June 30, 1999.

          5. Purchaser and Sellers agree to use their reasonable commercial efforts to have invoices and other billing statements with respect to all of the Assumed Leases, Assumed
Contracts, and Assumed Furniture and Equipment Leases transferred from Sellers to Purchaser as soon as practicable after the Closing.

          6. Purchaser and Sellers agree that the last sentence of Section 2.5 shall be revised to read as follows: "The effective date and time of the Closing shall be 12:00 midnight on May 31, 1999, and is herein referred to as the 'Closing Date'."

          7. The Parties agree that UCR shall be removed as a party to the Asset Purchase Agreement and that the references to United Realty XII L.L.C. shall be changed to United Companies
Realty Twelve, L.L.C.

          8.   Subpart (a)(iii) of the third sentence of Section
7.7 shall be revised to read as follows:

          "(iii) to the extent legally permissible, loans produced by such Branch Offices shall be funded by and closed in the name of Sellers and, on the first Business Day after funding thereof, Purchaser shall purchase such loans and such loans shall be simultaneously assigned to Purchaser and, for each such loan purchased, Purchaser shall pay Sellers an amount equal to the actual amount funded by Sellers to close the loan plus an amount equal to Sellers' cost of funds with respect to the amount so funded for the period beginning on (and including) Sellers' funding date for the loan and ending on (but not including) the date Purchaser pays Sellers for the loan,"

          9.   A new Section 7.20 shall be added, as follows:

               "7.20     Post-Closing Date Funding by Sellers.
          The Pipeline Mortgage Loans shall be funded by and in the name of Sellers after the Closing Date. Purchaser shall purchase from Sellers, on the first Business Day after funding thereof, loans for which funds are disbursed by a closing agent. Purchaser shall

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Ms. Midanek
June 1, 1999
Page 4


          be entitled to all principal, interest and other amounts due with respect to such loans. For each such loan purchased, Purchaser shall pay to Sellers an amount equal to the actual amount funded by Sellers to close the loan plus an amount equal to Sellers' cost of funds with respect to the amount so funded for the period beginning on (and including) Sellers' funding date for the loan and ending on (but not including) the date Purchaser pays Sellers for such loan. Sellers shall deliver to Purchaser all loan documentation in Sellers' possession (including any applicable mortgage guaranty certificate) and shall execute a recordable assignment and appropriate endorsement to be prepared by Purchaser. Sellers shall also deliver to Purchaser loan documentation in Sellers' possession (including any applicable mortgage guaranty certificate) and shall execute an appropriate endorsement and recordable assignment to be prepared by Purchaser for the loans funded by and in the name of Sellers and purchased by Purchaser pursuant to Section 7.7."

          10.  Amounts due by Purchaser to Sellers to reimburse
Sellers for the cost of funds pursuant to Section 7.7 (as amended herein) shall be invoiced and paid on a monthly basis, in accordance with the provisions of paragraph 3 above.

          This letter agreement supplements Sections 2.4, 2.5, 7.7, 7.12(f), 7.13, 7.15 and 7.16 of and adds Section 7.20 to the
Asset Purchase Agreement, removes UCR as a Party to the Asset Purchase Agreement and corrects the name of United Companies Realty Twelve, L.L.C. Nothing contained herein shall affect or amend any other provision of the Asset Purchase Agreement, which shall remain in full force and effect. Initially capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Asset Purchase Agreement.


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Ms. Midanek
June 1, 1999
Page 5

          The execution and delivery of this letter by each of the Parties other than Purchaser in the spaces provided below shall evidence the agreement of all such Parties to the terms hereof.

                              Sincerely,

                              AEGIS MORTGAGE CORPORATION

                              By:       /s/ D. RICHARD THOMPSON
                              ---------------------------------
                              Name:     D. Richard Thompson
                              Title:    President

ACKNOWLEDGED AND AGREED:

SELLER:

UNITED COMPANIES FINANCIAL
  CORPORATION

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


UNITED COMPANIES LENDING
  CORPORATION(R)

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


UNITED COMPANIES LENDING
  GROUP, INC.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:

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Ms. Midanek
June 1, 1999
Page 6

RELATED PARTIES:

PELICAN MORTGAGE COMPANY, INC.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


ADOBE, INC.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


ADOBE FINANCIAL, INC. I

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


GINGER MAE(R), INC.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


UNICOR MORTGAGE, INC.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


SOUTHERN MORTGAGE ACQUISITION, INC.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:

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Ms. Midanek
June 1, 1999
Page 7

UNITED COMPANIES FUNDING, INC.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


GOPHER EQUITY, INC. I

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title:


CERBERUS PARTNERS, L.P.

By:    /s/ CERBERUS ASSOCIATES LLC, its General Partner
-------------------------------------------------------
Name:      Mark A. Neporent
Title:     V.P., C.O.O.


UNITED COMPANIES REALTY TWELVE, L.L.C.

By:      /s/ F. Wayne Bono
-----------------------------
Name:
Title:


UNITED COMPANIES REALTY L.L.C.

By:      /s/ Jesse O. Griffin
-----------------------------
Name:
Title: